SUPPLEMENT DATED SEPTEMBER 14, 2001
                                       TO
                       PROSPECTUS DATED FEBRUARY 28, 2001
                                     FOR THE
                                MONEY MARKET FUND
                                  OF AON FUNDS


     The Aon Funds Money Market Fund normally accepts purchase and redemption orders and calculates its net asset value ("NAV") only on days that the New York Stock Exchange ("NYSE") is open for business. In light of the unexpected closure of the NYSE that commenced on September 11, 2001, the Money Market Fund will accept purchase and redemption orders and calculate its NAV on September 12, 2001 through the reopening of the NYSE (provided that the Federal Reserve remains open and market conditions permit). Exchanges between the Money Market Fund and other series of the Aon Funds will not be permitted until all of the Aon Funds are open for business as described in the Aon Funds prospectus.